SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                October 11, 2001


SAXON ASSET SECURITIES COMPANY (as Depositor under the Pooling and Servicing Agreement, dated as of October 1, 2001, providing for the issuance of Mortgage Loan Asset Backed Certificates, Series 2001-3)

                         Saxon Asset Securities Company
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



          Virginia                       333-67170                52-1865887
----------------------------           ------------          -------------------
(State or Other Jurisdiction           (Commission             (I.R.S. Employer
      Of Incorporation)                File Number)          Identification No.)



         4880 Cox Road
     Glen Allen, Virginia                                                23060
-------------------------------                                       ----------
(Address of Principal Executive                                       (Zip Code)
           Offices)


       Registrant's telephone number, including area code: (804) 967-7400

                                    No Change
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Item 5.  Other Events
                  ------------

         The Registrant registered issuances of Mortgage Loan Asset Backed Certificates, Series 2001-3 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by Registration Statements on Form S-3 (Registration File Nos. 333-87351 and 333-65718) (together, the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $700,000,000 in aggregate principal amount of Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AV-1, Class AV-2, Class A-IO, Class S-1, Class S-2, Class M-1, Class M-2, Class X-IO and Class B Certificates of its Mortgage Loan Asset Backed Certificates, Series 2001-3 on October 11, 2001. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated September 25, 2001, as supplemented by the Prospectus Supplement dated September 27, 2001 (the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, dated as of September 1, 2001, among Saxon Asset Securities Company, as depositor, Saxon Mortgage, Inc., as master servicer, and Bankers Trust Company, as trustee. The "Certificates" consist of the following classes: Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AV-1, Class AV-2, Class A-IO, Class S-1, Class S-2, Class M-1, Class M-2, Class B-1, Class X-IO, Class P-1, Class C and Class R. The Certificates evidence all of the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of two groups of certain first lien or second lien, fixed and adjustable rate, fully amortizing and balloon, residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $366,002,898 as of September 1, 2001, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

         Item 7. Financial Statements; Pro Forma Financial Information and Exhibits

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         1.1 Underwriting Agreement, dated September 27, 2001, among Saxon Asset Securities Company, as depositor, Saxon Mortgage, Inc., as master servicer, and Greenwich Capital Markets, Inc., on behalf of the Underwriters.

         4.1 Pooling and Servicing Agreement, dated as of September 1, 2001, among Saxon Asset Securities Company, as depositor, Saxon Mortgage, Inc., as master servicer, and Bankers Trust Company, as trustee.


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SAXON ASSET SECURITIES COMPANY



                                       By: /s/ BRADLEY D. ADAMS
                                           -------------------------------------
                                           Name:  Bradley D. Adams
                                           Title: Senior Vice President


Dated:  October 11, 2001

                                  EXHIBIT INDEX
                                  -------------



Exhibit No.                               Description                                          Page No.
-----------                               -----------                                          --------

    1.1           Underwriting Agreement, dated September 27, 2001, among Saxon
                  Asset Securities Company, as depositor, Saxon Mortgage, Inc., as master servicer, and Greenwich Capital Markets, Inc., on behalf of the Underwriters.

    4.2           Pooling and Servicing Agreement, dated as of September 1,
                  2001, among Saxon Asset Securities Company, as depositor,
                  Saxon Mortgage, Inc., as master servicer, and Bankers Trust
                  Company, as trustee.


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